THE RIDGEWOOD POWER GROWTH FUND
                                Exhibit 32.1
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                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert Swanson, Chief Executive Officer of The Ridgewood Power Growth Fund. (the "Registrant"),certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Registrant for the period ended September 30, 2003 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C.78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 20, 2004

                                       Signature:

                                       /s/ Robert Swanson
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                                       Robert Swanson
                                       Chief Executive Officer